GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this "Agreement") is made and entered into effective as of the 2nd day of February, 2005, by NATURAL GAS SYSTEMS, INC. a Delaware corporation, NGS SUB. CORP., a Delaware corporation ("NGS Sub."), ARKLA PETROLEUM, L.L.C., a Louisiana limited liability company, and FOUR STAR DEVELOPMENT CORPORATION, a Louisiana corporation (collectively the "Guarantors", and each a "Guarantor"), in favor of PROSPECT ENERGY CORPORATION, a Maryland corporation (the "Lender"), guaranteeing the Secured Liabilities (as hereinafter defined) of NATURAL GAS SYSTEMS, INC., a Nevada corporation (the "Borrower").

WITNESSETH:

FOR VALUE RECEIVED, and in consideration of and for credit and financial accommodations extended, to be extended, or continued to or for the account of the above named Borrower, the undersigned Guarantors, whether one or more, hereby jointly and severally, and solidarily, agree as follows:

SECTION 1. Guaranty of Borrower's Secured Liabilities. (a) Each Guarantor does hereby absolutely and unconditionally guarantee for the benefit of the Lender the prompt and punctual payment of all of the following items of indebtedness (collectively the "Secured Liabilities") (capitalized terms used below in the description of the Secured Liabilities have the meanings set forth in the definitions in paragraph (b) below):

(i) All obligations of the Borrower now or hereafter existing under the Loan Agreement and other Loan Documents to the Lender, including all future advances and other future indebtedness under the Loan Agreement, all whether obligatory or discretionary, and including any extensions or renewals of all such indebtedness under the Loan Documents, whether or not the Borrower executes any extension agreement or renewal instrument, including without limitation: (1) all obligations, liabilities and indebtedness now or hereafter arising of the Borrower to the Lender in respect of the principal of and interest on the Note and the Loan (including interest which, but for the filing of a petition in bankruptcy with respect to Borrower, would have accrued on any Secured Liabilities, whether or not a claim is allowed against Borrower for such interest in the related bankruptcy proceeding), and (2) the obligations of the Borrower in respect of fees and all other amounts payable by the Borrower to the Lender under any Loan Documents;

(ii) Any sums advanced or expenses or costs incurred by the Lender which are made or incurred pursuant to, or permitted by, the Collateral Documents and the Loan Agreement, plus interest thereon at the rate herein specified or otherwise agreed upon, from the date of the advances or the incurring of such expenses or costs until reimbursed;

(iii) Any promissory notes evidencing increases to the Loan under the Loan Agreement which the Lender may from time to time make to the Borrower, the Lender not being obligated, however, to make such increased loans; and

(iv) Any liabilities of the Borrower or of any subsidiary of the Borrower to the Lender under (x) transactions in futures, forwards, swaps or option contracts (including both physical and financial settlement transactions) engaged in by the Borrower or any subsidiary as a hedge against adverse changes in the prices of natural gas or oil (including without limitation commodity price hedges, swaps, caps, floors, collars and similar agreements designed to protect the Borrower or any subsidiary against fluctuations in commodity prices), or (y) forward contracts, futures contracts, swaps, option contracts or other financial agreements or arrangements relating to, or the value of which is dependent upon, interest rates or currency exchange rates (including without limitation caps, floors, collars, puts and similar agreements designed to protect the Borrower or any subsidiary against fluctuations in interest rates or currency exchange rates) in each case engaged in by the Borrower or any subsidiary as a risk-management strategy.

(b) For all purposes of this Agreement, the following terms shall have the meanings indicated:

1. "Loan" has the meaning set forth in the Loan Agreement.

2. "Loan Agreement" shall mean that certain Loan Agreement dated as of February 2, 2005, between the Borrower and the Lender, as such agreement may hereafter be amended, renewed, extended, increased or replaced.

3. "Loan Documents" shall mean the Loan Agreement, the Note, the Mortgage and any other Collateral Documents (as defined in the Loan Agreement), and any other instrument or document executed in connection herewith or therewith, as any of said documents may from time to time be amended, supplemented, renewed or restated.

4. "Mortgage" shall mean collectively each and every mortgage or deed of trust granted by the Borrower or by any subsidiary in favor of the Lender pursuant to the Loan Agreement.

5. "Note" shall mean the Note in the original principal amount of $4,800,000.00 issued by the Borrower under the Loan Agreement payable to the order of the Lender, and shall also include any and all extensions, modifications or renewals from time to time of said Promissory Note.

(c) Anything in this Guaranty Agreement to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty Agreement, such obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title XI of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"),

in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

SECTION 2. Joint and Several, and Solidary Liability. Each Guarantor further agrees that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction or purchase of all of Borrower's Secured Liabilities shall be on a "joint and several" and "solidary" basis with Borrower and the other Guarantors, to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of all of Borrower's Secured Liabilities, subject to Subsection 1(c). In the event that there is more than one guarantor under this Agreement, or in the event that there are other guarantors, endorsers, or sureties of all or any portion of Borrower's Secured Liabilities, each Guarantor's obligations and liabilities hereunder shall be on a "joint and several" and "solidary" basis along with such other guarantor or guarantors, endorsers and/or sureties, subject to Subsection 1(c). Additionally, subject to Subsection 1(c), each Guarantor, in furtherance of the foregoing and not in limitation of any other right which the Lender may have against any Guarantor by virtue hereof, hereby guarantees jointly and severally, and solidarily, absolutely and unconditionally, the payment of any and all Secured Liabilities to the Lender whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Subsections (g) or (h) of Section 8.1 of the Loan Agreement (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 362(a)).

SECTION 3. Duration. This Agreement and each Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as all of Borrower's Secured Liabilities shall be paid, performed and/or satisfied in full, in principal, interest, costs and attorney's fees.

SECTION 4. Default by Borrower. Should an Event of Default (as defined in the Loan Agreement) occur, each Guarantor unconditionally and absolutely agrees to pay the full then unpaid amount of all of Borrower's Secured Liabilities guaranteed hereunder. Such payment or payments shall be made immediately following demand by Lender. Each Guarantor hereby waives notice of acceptance of this Agreement and of any Secured Liabilities to which it applies or may apply. Each Guarantor further waives presentment and demand for payment of Borrower's Secured Liabilities, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof or other notice to, or demand for payment thereof on any party. Each Guarantor additionally waives any and all rights and pleas of division and discussion as provided under Louisiana law, as well as, to the degree applicable, any similar rights as may be provided under the laws of any other state.

SECTION 5. Guarantor's Subordination of Rights. In the event that any Guarantor should for any reason (A) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Secured Liabilities, and/or (B) make

any payment(s) to Lender for and on behalf of Borrower under Borrower's Secured Liabilities, and/or (C) make any payment to Lender in total or partial satisfaction of Guarantor's obligations and liabilities under this Agreement, such Guarantor hereby agrees that any and all rights that such Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower's Secured Liabilities), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Secured Liabilities, until such time as Borrower's Secured Liabilities are fully paid and satisfied. So long as no Event of Default as defined in the Loan Agreement exists, a Guarantor may be repaid by Borrower as to any subordinated debt (if any) expressly permitted by the Loan Agreement. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantors shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Secured Liabilities. Each Guarantor hereby assigns to Lender all claims which it may have or acquire against Lender for full payment of Borrower's Secured Liabilities guaranteed under this Agreement. If Guarantor is, or at any time may be, an "insider" of Borrower (or of any other guarantor, surety or endorser of Borrower's Secured Liabilities) within the context of Section 101(30) of the Bankruptcy Code (11 U.S.C. 101(30)), Guarantor shall have no rights of, and unconditionally agrees not to seek or obtain, collection or reimbursement from Borrower (or from any other guarantor, surety or endorser of Borrower's Secured Liabilities), whether by subrogation of Lender's rights or otherwise until the thirteenth (13th) month anniversary date following the full and final payment and satisfaction of Borrower's Secured Liabilities.

SECTION 6. Covenants Relating to the Secured Liabilities. Each Guarantor further agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantors, or any one of them, or to any other party, and without incurring any responsibility to Guarantors or to any other party, and without impairing or releasing the obligations of Guarantors under this Agreement:

A. Discharge or release any party (including, but not limited to, Borrower, any Guarantor or any other co-guarantor) who is or may be liable to Lender for any of Borrower's Secured Liabilities;

B. Sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Secured Liabilities or the Guaranty Agreement;

C. Change the manner, place or terms of payment, or change or extend the time of payment of or renew or restate, as often and for such periods as Lender may determine, or alter or increase, any of Borrower's Secured

Liabilities, including without limitation increases in the available principal amount of the Borrower's Loan or in the interest rate under the Note;

D. Settle or compromise any of Borrower's Secured Liabilities;

E. Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Secured Liabilities or Lender's security rights in and/or to any collateral directly or indirectly securing any such Secured Liabilities, to the payment and/or security rights of any other present and/or future creditors of Borrower;

F. Apply any sums paid to any of Borrower's Secured Liabilities, with such payments being applied in such priority or with such preferences as Lender may determine in its sole discretion, regardless of what Secured Liabilities of Borrower remains unpaid;

G. Take or accept any other security or guaranty for any or all of Borrower's Secured Liabilities;

H. Make additional secured and/or unsecured loans to Borrower and/or any other Guarantor; and/or

I. Enter into, deliver, modify, amend or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Secured Liabilities.

In addition, no course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Secured Liabilities), nor any failure or delay on the part of the Lender to exercise any of Lender's rights and remedies, or any other agreement or agreements by and between the Lender and Borrower (or any other guarantor, surety or endorser) shall have the affect of impairing or releasing Guarantors' obligations and liabilities to Lender or of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Guarantors' intent and agreement that Lender's rights and remedies shall be cumulative in nature. Each Guarantor further agrees that, should Borrower default under any of Borrower's Secured Liabilities, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender's shall be binding upon the Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

SECTION 7. No Release of Guarantor. Each Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

A. Death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), any other Guarantor, or any other guarantor, surety or endorser of any of Borrower's Secured Liabilities;

B. Partial payment or payments of any amount due and/or outstanding under any of Borrower's Secured Liabilities (except to the extent that any payments by Guarantors under this Agreement or by Borrower reduce the Secured Liabilities);

C. Any payment by Borrower or any other party to Lender is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, any Lender is required to refund such payment or pay such amount to Borrower or to any other person;

D. Any dissolution of Borrower or any sale, lease or transfer of all or any part of Borrower's assets;

E. Any failure of Lender to notify Guarantors of the acceptance of this Agreement or of the making of loans or other extensions of credit in reliance on this Agreement or of the failure of Borrower to make any payment due by Borrower to Lender;

F. Any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, or any action in lieu of foreclosure; and/or

G. Any election of remedies by Lender that may destroy or impair Guarantor's subrogation rights or Guarantor's right to proceed for reimbursement against Borrower or any other Guarantor or any other guarantor, surety or endorser of any of Borrower's Secured Liabilities, including without limitation any loss of rights Guarantor may suffer by reason of any law limiting, qualifying or discharging Borrower's Secured Liabilities.

This Agreement and Guarantors' obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated if a release or discharge has occurred, as the case may be, if at any time any payment or part thereof to Lender with respect to any of Borrower's Secured Liabilities is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of Borrower's Secured Liabilities, any prior release or discharge from the terms of this Agreement given to any Guarantor shall be without

effect, and this Agreement and Guarantors' obligations and liabilities hereunder shall automatically be renewed or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge was never granted. It is the intention of Lender and Guarantors that Guarantors' obligations and liabilities hereunder shall not be discharged except by Guarantors' full and complete performance of such obligations and liabilities and then only to the extent of such performance.

SECTION 8. Representations and Warranties. Each Guarantor hereby represents and warrants that:

(a) The representations and warranties made in writing by the Borrower with respect to such Guarantor in the Loan Agreement are true and correct.

(b) Such Guarantor is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, has the power to own its property and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary and the failure to so qualify would have a material adverse effect on its financial condition, business or operations.

(c) Such Guarantor has full power and authority to execute and deliver this Agreement and to incur the obligations provided for herein, all of which have been duly authorized by all proper and necessary corporate action.

(d) Borrower owns (directly or indirectly) one hundred (100%) percent of the voting and ownership equity interests of such Guarantor, and a portion of the proceeds of the Note may be advanced to Guarantor and thus the Secured Liabilities are being incurred for and will inure to the benefit of each Guarantor, which benefit is hereby acknowledged.

(e) Such Guarantor has examined or has an opportunity to examine each of the Loan Agreement and Loan Documents pertaining thereto executed and delivered prior to or on the date hereof.

(f) This Agreement constitutes the valid and binding obligations of such Guarantor, enforceable in accordance with its terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

(g) This Agreement will not violate any contract, agreement, law, regulation, order or judgment to which such Guarantor is subject.

(h) The execution, delivery and performance by such Guarantor of this Agreement did not and do not require the consent or approval of any other person, corporation, partnership, limited liability company or other legal entity or governmental agency or entity.

(i) All financial statements of such Guarantor delivered to Lender fairly and accurately present in all material respects the financial condition of such Guarantor and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the period involved. Since the close of the period covered by the latest financial statement delivered to Lender with respect to such Guarantor, there has been no material adverse change in the assets, liabilities or financial condition of Guarantor.

(j) As to NGS Sub., this Agreement is intended by such Guarantor to be, and is, secured by such Guarantor's Mortgage, Collateral Assignment, Security Agreement, and Financing Statement in favor of Lender.

SECTION 9. Covenants. (a) Each Guarantor will at all times comply with the affirmative and negative covenants undertaken by the Borrower with respect to such Guarantor in the Loan Agreement.

(b) Each Guarantor will promptly notify Lender in writing upon becoming aware of any change or effect that individually or in the aggregate does or could reasonably be anticipated to materially adversely affect the business, prospects, profits, property or condition (financial or otherwise) of such Guarantor, including without limitation the arising of any litigation, governmental investigation or arbitration or dispute threatened against or affecting Guarantor.

SECTION 10. Enforcement of Guarantors' Obligations and Liabilities. Each Guarantor agrees that following the occurrence of an Event of Default, should Lender deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Agreement, Lender may commence such a civil action against Guarantor without the necessity of first (A) attempting to collect Borrower's Secured Liabilities from Borrower or from any other guarantor, surety or endorser, whether through filing of suit or otherwise, (B) attempting to exercise against any collateral directly or indirectly securing repayment of any of Borrower's Secured Liabilities, whether through the filing of an appropriate foreclosure action or otherwise, or (C) including Borrower, any Guarantor or any other guarantor, surety or endorser of any of Borrower's Secured Liabilities as an additional party defendant in such a collection action against Guarantor. If there is more than one guarantor under this Agreement, the Guarantor additionally agrees that Lender may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Lender against any other guarantor under this Agreement. In the event that Lender should ever deem it necessary during the continuance of a Default (as defined in and occurring under the Loan Agreement) to refer this Agreement to attorneys-at-law for the purpose of enforcing Guarantor's obligations and liabilities hereunder, or of protecting or preserving Lender's rights hereunder, each Guarantor agrees to reimburse the Lender for its reasonable attorneys' fees and disbursements. Guarantors additionally agree that Lender shall not be liable for failure to use diligence in the collection of any of Borrower's Secured Liabilities or any collateral security therefor, or in creating or preserving the liability of any person liable on any such Secured Liabilities, or in creating, perfecting or preserving any security for any such Secured Liabilities.

SECTION 11. Additional Documents. Upon the reasonable request of Lender, each Guarantor will, at any time, and from time to time, duly execute and deliver to Lender any and all such further instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender, to further evidence or perfect this Agreement.

SECTION 12. Transfer of Secured Liabilities. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of any of Borrower's Secured Liabilities hereby guaranteed and this Agreement shall be transferrable and negotiable, with the same force and effect and to the same extent as Borrower's Secured Liabilities may be transferrable, it being understood that, upon the transfer or assignment by Lender of any of Borrower's Secured Liabilities hereby guaranteed, the legal holder of such Secured Liabilities shall have all of the rights granted to Lender under this Agreement.

Each Guarantor hereby recognizes and agrees that Lender may, from time to time, one or more times, transfer any portion of Borrower's Secured Liabilities to one or more third parties in accordance with the terms of the Loan Agreement. Such transfers may include, but are not limited to, sales of a participation interest in such Secured Liabilities in favor of one or more third party lenders in accordance with any applicable terms in the Loan Agreement. Each Guarantor specifically agrees and consents to all such transfers and assignments and Guarantor further waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under applicable Louisiana (or other) law. Each Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Secured Liabilities will be considered as the absolute owner of a percentage interest of such Secured Liabilities and that such a purchaser will have all of the rights granted to the purchaser under any participation agreement governing the sale of such a participation interest, provided that such participation agreement cannot increase or alter the obligations of Guarantor (other than as to the number or identity of Guarantor's obligees).

SECTION 13. Right of Offset. As collateral security for the repayment of Guarantor's obligations and liabilities under this Agreement, and for the Borrower's Secured Liabilities, each Guarantor hereby grants Lender, as well as its successors and assigns, a continuing security interest in, and the right to apply at any time and from time to time during the continuance of an Event of Default under the Loan Agreement, any and all funds that such Guarantor may then have on deposit with or in the possession or control of Lender and its successors or assigns or in Certificates of Deposit or other deposit accounts as to which Guarantor is account holder (with the exception of funds deposited in IRA, pension or other tax-deferred deposit accounts), towards repayment of any of Borrower's Secured Liabilities subject to this Agreement. Each Guarantor agrees that any holder of a participation in either Note may exercise any and all rights of counter-claim, set-off, banker's lien and other liens with respect to any and all monies owing by such Guarantor to such holder as fully as if such holder of a participation were a holder of a note in the amount of such participation.

SECTION 14. Marshaling. The Guarantors shall not at any time hereafter assert any right under any law pertaining to marshaling (whether of assets or liens) and the Guarantors expressly agree that the Lender may execute or foreclose upon the Collateral Documents in such order and manner as the Lender, in its sole discretion, deems appropriate.

SECTION 15. Amendment. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantors therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only to the specific instance and for the specific purpose for which given.

SECTION 16. Successors and Assigns Bound. Each Guarantor's obligations and liabilities under this Agreement shall be binding upon such Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Agreement shall also inure to the benefit of Lender's successors and assigns, as well as to any and all subsequent holder or holders of any of Borrower's Secured Liabilities subject to this Agreement.

SECTION 17. Caption Headings. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

SECTION 18. **GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF LOUISIANA.**

SECTION 19. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

SECTION 20. **CONSENT TO JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE STATE COURTS OF LOUISIANA AND THE FEDERAL COURTS IN LOUISIANA, AND AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR BROUGHT TO ENFORCE THE PROVISIONS OF THIS AGREEMENT MAY BE BROUGHT IN ANY COURT HAVING SUBJECT MATTER JURISDICTION.**

SECTION 21. Waiver of Jury Trial. Each Guarantor hereby waives trial by jury in any action or proceeding to which Guarantor and Lender may be parties arising out of or in any way pertaining to this Agreement. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and

voluntarily made by Guarantor, and Guarantor hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Each Guarantor further represents that it has been represented in the signing of this Agreement and in the making of this waiver by independent legal counsel, selected by its own free will, and that it had the opportunity to discuss this waiver with counsel.

SECTION 22. Notices. Any notice or demand under this Agreement shall be given in accordance with the notice provision in the Loan Agreement.

SECTION 23. Additional Guarantors. The initial Guarantors hereunder shall be such of the domestic Subsidiaries of Borrower as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional domestic Subsidiaries of Borrower may become parties hereto, as additional Guarantors (each an "Additional Guarantor"), by executing either a counterpart of this Agreement or a supplement hereto. Upon delivery of any such joinder document to Lender, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Lender not to cause any Subsidiary of Guarantor to become an Additional Guarantor hereunder. This Agreement shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

[Remainder of Page Intentionally Blank; Signature Page Follows]

IN WITNESS WHEREOF, each Guarantor has executed this Agreement in favor of the Lender on the day, month and year first written above.

NATURAL GAS SYSTEMS, INC., a Delaware corporation
NGS SUB. CORP., a Delaware corporation
ARKLA PETROLEUM, L.L.C., a Louisiana limited liability company
FOUR STAR DEVELOPMENT CORPORATION, a Louisiana corporation

By:____________________
Name:
Titles: President of corporations
Manager of LLC

ACCEPTED:

PROSPECT ENERGY CORPORATION

By:______________________
Name:
Title:

February 2, 2005

STATE OF ____________________)
)
) SS:
)
COUNTY/PARISH OF ________________)

BEFORE ME, the undersigned Notary Public duly commissioned qualified and sworn within and for the State and County or Parish written above, personally came and appeared ________________, to me personally known, and who being by me duly sworn, did say that he is the authorized President, respectively, of Natural Gas Systems, Inc., a Delaware corporation, NGS Sub. Corp., a Delaware corporation, and Four Star Development Corporation, a Louisiana corporation, and the authorized _______ of Arkla Petroleum, L.L.C., a Louisiana limited liability company, respectively, whose name is subscribed to the foregoing Guaranty Agreement and that he executed the foregoing Guaranty Agreement by authority of each said corporation's Board of Directors, respectively, and by authority of said limited liability company's ______________, on behalf of each said corporation and limited liability company as its respective free act and deed.

THUS DONE AND SIGNED before me and the two undersigned witnesses in the County or Parish and State aforesaid, on this ____day of February, 2005. Witness my hand and official seal.

WITNESSES:

_____________________ _________________________________

Name: Name:

____

Name:

____

NOTARY PUBLIC

Seal

My Commission expires:_________________